NOTICE OF GUARANTEED DELIVERY
                          TO BE USED IN CONNECTION WITH
                             LILLY INDUSTRIES, INC.

                                Offer to Exchange
                         $1,000 Principal Amount of its
                     7 3/4% Senior Notes Due 2007, Series A
                              for Each Outstanding
                         $1,000 Principal Amount of its
                     7 3/4% Senior Notes Due 2007, Series B

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Lilly Industries, Inc., an Indiana corporation (the "Company"), made pursuant to the Prospectus, dated __________, 1997 (the "Prospectus"), if certificates for the outstanding 7 3/4 Senior Notes Due 2007, Series A (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Harris Trust And Savings Bank (the "Exchange Agent") as set forth below.
Capitalized terms not defined herein are defined in the Prospectus.

                         DELIVER TO THE EXCHANGE AGENT:

                          HARRIS TRUST AND SAVINGS BANK

             Facsimile                                By Hand/                           By Registered or
         Transmission Number                     Overnight Delivery                       Certified Mail

  (For Eligible Institutions Only)          Harris Trust and Savings Bank          Harris Trust and Savings Bank
           (212) 701-7636                     c/o Harris Trust Company               c/o Harris Trust Company
                                                     of New York                            of New York
         Confirm Receipt of                        88 Pine Street                          P.O. Box 1010
       Facsimile by Telephone:                       19th Floor                         Wall Street Station
           (212) 701-7624                        New York, NY 10005                   New York, NY 10268-1010

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS NOTICE OF GUARANTEED DELIVERY SHOULD BE READ CAREFULLY BEFORE THIS NOTICE OF GUARANTEED DELIVERY COMPLETED.

         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, the signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer---Guaranteed Delivery Procedures" section of the Prospectus.


==================================================================================================================
             Certificate Number(s) (if known)
                       of Old Notes
     or Account Number at the Book-Entry Facility and           Aggregate Principal           Aggregate Principal
              Name of Tendering Institution *                    Amount Represented           Amount Tendered **
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------


==================================================================================================================

* If Old Notes will be delivered to the Book-Entry Transfer Facility, provide the account number and name of the tendering institution.

** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                    SIGN HERE


--------------------------------------------------------------------------------
               (Signature(s) of Registered Holder(s) of Old Notes)


--------------------------------------------------------------------------------
               (Signature(s) of Registered Holder(s) of Old Notes)

Date: _______________, 1998

(The above lines must be signed by the registered holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Notice of Guaranteed Delivery. If Old Notes to which this Notice of Guaranteed Delivery relate are held of record by two or more joint holders, then all such holders must sign this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act.)

Name(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)
Capacity (full title)

--------------------------------------------------------------------------------

Address

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No. (___)

--------------------------------------------------------------------------------

Tax Identification or Social Security Nos.

--------------------------------------------------------------------------------
   (Please complete Substitute Form W-9 included in the Letter of Transmittal)

                            GUARANTEE OF SIGNATURE(S)
          (Signature(s) must be guaranteed if required by Instruction 5 of the Letter of Transmittal)

Signature(s) Guaranteed by an Eligible Institution:

--------------------------------------------------------------------------------
                             (Authorized Signature)
Dated

--------------------------------------------------------------------------------

Name and Title

--------------------------------------------------------------------------------
                                 (Please Print)
Name of Firm

--------------------------------------------------------------------------------

Address

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No. (___)

--------------------------------------------------------------------------------

================================================================================

                                    GUARANTEE

                    (Not to be used for signature guarantees)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby in proper form for transfer or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case, together with one or more properly completed and duly executed Letters of Transmittal (or facsimiles thereof) or Agent's Message in lieu thereof and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:

--------------------------------------------------------------------------------

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code & Telephone No.:

--------------------------------------------------------------------------------

Authorized Signature:

--------------------------------------------------------------------------------

Name:

--------------------------------------------------------------------------------
                             (Please Type or Print)

Title:

--------------------------------------------------------------------------------

Date:                                                                     , 1998

--------------------------------------------------------------------------------


NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.